UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 21, 2005

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

(Exact name of Registrant as specified in charter)

Virginia	000-50230	54-1873198
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1001 Nineteenth Street North, Arlington, Virginia	22209
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (703) 312-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 21, 2005, Friedman, Billings, Ramsey Group, Inc. (the “Company”) entered into a $200,000,000 unsecured credit facility (the “Credit Agreement”) with JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), as Administrative Agent and lender, and the other lenders party thereto. The Credit Agreement replaces the Company’s credit facility with JPMorgan Chase Bank that expired on same date. A copy of the Credit Agreement is filed herewith and attached hereto as Exhibit 10.01.

Item 9.01	Financial Statements and Exhibits.

EXHIBIT	DESCRIPTION

10.01	Credit Agreement, dated as of July 21, 2005, among Friedman, Billings, Ramsey Group, Inc., the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2005

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

By:	/s/ Kurt R. Harrington
Kurt R. Harrington
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

10.01	Credit Agreement, dated as of July 21, 2005, among Friedman, Billings, Ramsey Group, Inc., the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.